UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): November 9, 2006

FIDELITY NATIONAL FINANCIAL, INC.
(Exact name of Registrant as Specified in its Charter)

Delaware (State or other Jurisdiction of Incorporation or Organization)	001-32630 (Commission File Number)	16-1725106 (IRS Employer Identification No.)

601 Riverside Avenue Jacksonville, Florida (Address of principal executive offices)		32204 (Zip code)
Registrant’s telephone number, including area code: (904) 854-8100
FIDELITY NATIONAL TITLE GROUP, INC.
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.	1
Item 9.01. Financial Statements and Exhibits	3
SIGNATURES	5
EXHIBIT INDEX	6
EXHIBIT 23.1
EXHIBIT 99.1
EXHIBIT 99.2
EXHIBIT 99.3
EXHIBIT 99.4
EXHIBIT 99.5
EXHIBIT 99.6
EXHIBIT 99.7
EXHIBIT 99.8

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Item 8.01. Other Events.
     On November 9, 2006, Fidelity National Information Services, Inc. (“FIS”) completed the acquisition of former Fidelity National Financial, Inc. (“Old FNF”) by merging Old FNF with and into FIS (the “Merger”), pursuant to an agreement and plan of merger, dated as of June 25, 2006, as amended and restated as of September 18, 2006, with Old FNF. Accordingly, the separate corporate existence of Old FNF ceased.
     On November 9, 2006, following the completion of the Merger, our Company changed its corporate name from “Fidelity National Title Group, Inc.” to “Fidelity National Financial, Inc.” Further, on November 9, 2006, the Company changed the trading symbol for its common stock on the New York Stock Exchange from “FNT” to “FNF.” The Company effected the corporate name change by filing an Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware. A copy of the form of Amended and Restated Certificate of Incorporation is incorporated herein by reference to Annex C to the Company’s Schedule 14C filed with the Securities and Exchange Commission on September 19, 2006.
     Prior to the Merger, the Company was party to various “intercompany agreements” with Old FNF and with FIS. Effective on November 9, 2006, in connection with the completion of the Merger, certain intercompany agreements were terminated. In addition, some of the original intercompany agreements were amended and restated, and FIS entered into additional intercompany agreements with the Company.
     The primary reason for terminating the intercompany agreements was to reflect the effect of the Merger on FIS’ overall corporate structure. Some of the intercompany agreements were amended and restated (and FIS entered into additional intercompany agreements with the Company) in connection with the Merger in order to ensure that the rights and obligations covered by the intercompany agreements before the Merger are properly allocated among the post- Merger entities.
     The additional intercompany agreements that were effective as of the Merger are filed as Exhibits 99.1 through 99.7 to this report. The following summaries are qualified in their entirety by reference to the text of such exhibits. The agreements described herein do not constitute all of the intercompany agreements between the Company and FIS, Old FNF or their respective affiliates. Additional intercompany agreements that are not being amended and restated in connection with the Merger are described under the caption “Certain Relationships and Related Transactions with FNF and FIS” in the Company’s Schedule 14C filed with the Securities and Exchange Commission on September 19, 2006.
Arrangements with Old FNF
     On November 9, 2006, in connection with the Merger, each of the following agreements was terminated:
(i)	Amended and Restated Corporate Services Agreement, dated as of February 1, 2006.

(ii)	Amended and Restated Reverse Corporate Services Agreement, dated as of February 1, 2006.

(iii)	Sub-Lease Agreement, dated as of September 27, 2005.
Arrangements with FIS
Corporate Services Agreement
     Prior to the Merger, FIS was party to a corporate services agreement with the Company under which the Company provided corporate and other support services to FIS, including accounting (including statutory accounting services), corporate, legal and related services, purchasing and procurement services, and other general administrative and management services. FIS was also party to a reverse corporate services agreement with the Company, under which FIS provides the Company with access to legal services, human resources and employee benefits administration, and access to services with regard to a mainframe computer system.

     By mutual consent of the parties, the corporate services agreement and the reverse corporate services agreement were amended effective on November 9, 2006, to (i) revise the services to be provided by the Company to FIS and by FIS to the Company, (ii) modify the term of the agreement to be two years from the date of the closing of the Merger and (iii) delete the automatic termination trigger upon a change of control of either party. The services provided under the agreements were also modified to reflect the services needed by each of the parties, but are generally similar in nature to the services previously provided under the corporate services agreements.
Property Management, Lease and SubLease Agreements
     Prior to the Merger, a subsidiary of FIS was party to a lease agreement with the Company under which the Company leased from FIS certain portions of FIS’ Jacksonville, Florida headquarters buildings located at 601 Riverside Avenue in Jacksonville, Florida. Lease terms were generally commensurate with those found in the local real estate market.
     By mutual consent of the parties, the lease was amended effective on November 9, 2006, to update certain provisions to reflect the post-Merger relationships among the parties, including the deletion of references to Old FNF. Under the lease, the Company is obligated to pay base rent for approximately 89,754 square feet at an annual rate of $23.05 per rentable square foot, in equal monthly installments paid in advance on the first day of each calendar month. If the Company fails to pay timely, a default rate applies. In addition to paying base rent, for each calendar year commencing with calendar year 2005, the Company will be obligated to pay, as additional rent, the Company’s share of the landlord’s reasonable estimate of operating expenses for the entire facility that are in excess of the operating expenses (subject to certain exclusions) applicable to the 2005 base year. The Company is also liable to the landlord for its entire cost of providing any services or materials exclusively to the Company. The Company does not anticipate requesting any exclusive services from the landlord, in its capacity as landlord, during calendar years 2006 or 2007. The lease expires on December 31, 2007.
     Effective on November 9, 2006, FIS, as property manager, entered into a property management agreement with the Company, with respect to the management of the new office space at 601 Riverside Avenue, Jacksonville, Florida, known as “Building V”. FIS also subleases a portion of the office space in Building V for its operations. As compensation for its property management services, FIS will receive an annual management fee equal to $20.19 per rentable square foot per annum, payable in arrears and paid in monthly installments of $440,034.31, as and to the extent collected from the monthly rental payment received from tenants. Terms of this property management agreement are similar to those customarily found in similar office property management arrangements, subject to the particular needs of the parties and the nuances of the property to be managed. This agreement expires on December 31, 2007.
     Effective on November 9, 2006, FIS, as sublessee, entered into a sublease agreement with the Company, as lessee, with respect to the new office space at 601 Riverside Avenue, Jacksonville, Florida, known as “Building V”. The terms and provisions of this sublease agreement mirror the management and economic effect of the terms and conditions of the lease agreement between FIS and the Company with respect to the existing office space at 601 Riverside Avenue, Jacksonville, Florida, so that all of the office space located at the 601 Riverside Avenue campus benefit from per square foot average cost pricing for the entire campus. The term of the sublease agreement coincides with the lease agreement and will expire on December 31, 2007. The rental price is determined on the same formulaic basis currently set forth in the lease agreement.

     Effective on November 9, 2006, FIS also entered into a telecommunications services agreement with the Company, for reimbursement by the Company of its pro rata share of the telecommunications systems costs at the 601 Riverside campus. The term of this agreement expires on December 31, 2007 to coincide with the expiration of the lease and sublease agreements. The telecommunications services agreement provides that the Company will reimburse FIS for its pro rata share of the telecommunications systems costs at the 601 Riverside Avenue campus, in Jacksonville, Florida, based on the number of employees that the Company has at the campus.
Aircraft Cost Sharing Agreement
     Effective on November 9, 2006, FIS entered into an aircraft cost allocation agreement with the Company, pursuant to which each party agreed to reimburse the other for its pro rata share of the actual costs incurred in the use of the other party’s corporate aircraft. As a result of this agreement, FIS may utilize the Company’s corporate aircraft from time to time, and the Company may utilize FIS’ corporate aircraft, with an obligation to reimburse for the respective share of the costs.
Item 9.01. Financial Statements and Exhibits
     As described in the Company’s Current Report on Form 8-K filed on October 27, 2006, the Company herewith files the financial information required by this item, with respect to the Company’s acquisition of substantially all of the assets and liabilities of Old FNF.
     (a) Financial statements of the business acquired.
     The following financial statements were filed as part of Old FNF’s Annual Report on Form 10-K for the year ended December 31, 2005 (File 1-9396) and are incorporated herein by this reference:
•	Reports of Independent Registered Public Accounting Firm

•	Consolidated Balance Sheets as of December 31, 2005 and 2004

•	Consolidated Statements of Earnings for the years ended December 31, 2005, 2004 and 2003

•	Consolidated Statements of Comprehensive Earnings for the years ended December 31, 2005, 2004 and 2003

•	Consolidated Statements of Stockholders’ Equity for the years ended December 31, 2005, 2004 and 2003

•	Consolidated Statements of Cash Flows for the years ended December 31, 2005, 2004 and 2003

•	Notes to Consolidated Financial Statements.
     The following financial statements were filed as part of Old FNF’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2006 and are incorporated herein by this reference:
•	Condensed Consolidated Balance Sheets as of September 30, 2006 and December 31, 2005

•	Condensed Consolidated Statements of Earnings for the periods ended September 30, 2006 and 2005

•	Condensed Consolidated Statements of Comprehensive Earnings for the period ended September 30, 2006 and 2005

•	Condensed Consolidated Statement of Stockholders’ Equity for the nine months ended September 30, 2006

•	Condensed Consolidated Statements of Cash Flows for the nine months ended September 30, 2006 and 2005

•	Notes to Condensed Consolidated Financial Statements.
     (b) Pro forma financial information.
     Pro forma financial statements with respect to the combined company are attached hereto as Exhibit 99.8 and are incorporated herein by reference.

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(d) Exhibit

Exhibit
Number	Description
3.1	Form of Amended and Restated Certificate of Incorporation (incorporated by reference to Annex C to the Company’s Schedule 14C filed with the Securities and Exchange Commission on September 19, 2006).

23.1	Consent of KPMG LLP, Independent Registered Public Accounting Firm.

99.1	Amended and Restated Corporate Services Agreement, dated as of October 23, 2006, by and between the Company and FIS.

99.2	Amended and Restated Reverse Corporate Services Agreement, dated as of October 23, 2006, by and between the Company and FIS.

99.3	Property Management Agreement, dated as of October 23, 2006, by and between the Company and FIS.

99.4	SubLease Agreement, dated as of October 23, 2006, by and between the Company and FIS.

99.5	Telecommunications Services Agreement, dated as of October 23, 2006, by and between the Company and FIS.

99.6	Aircraft Cost Sharing Agreement, dated as of October 23, 2006, by and between the Company and FIS.

99.7	Amended and Restated Lease Agreement (by Fidelity Information Services, Inc. (Arkansas Corp)), dated as of October 23, 2006, by and between the Company and FIS.

99.8	Unaudited Pro Forma Combined Financial Information.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIDELITY NATIONAL FINANCIAL, INC. (Formerly Fidelity National Title Group, Inc.)
Dated: November 13, 2006	By:	/s/ Anthony J. Park
Anthony J. Park
Executive Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit
Number	Description
3.1	Form of Amended and Restated Certificate of Incorporation (incorporated by reference to Annex C to the Company’s Schedule 14C filed with the Securities and Exchange Commission on September 19, 2006).

23.1	Consent of KPMG LLP, Independent Registered Public Accounting Firm.

99.1	Amended and Restated Corporate Services Agreement, dated as of October 23, 2006, by and between the Company and FIS.

99.2	Amended and Restated Reverse Corporate Services Agreement, dated as of October 23, 2006, by and between the Company and FIS.

99.3	Property Management Agreement, dated as of October 23, 2006, by and between the Company and FIS.

99.4	SubLease Agreement, dated as of October 23, 2006, by and between the Company and FIS.

99.5	Telecommunications Services Agreement, dated as of October 23, 2006, by and between the Company and FIS.

99.6	Aircraft Cost Sharing Agreement, dated as of October 23, 2006, by and between the Company and FIS.

99.7	Amended and Restated Lease Agreement (by Fidelity Information Services, Inc. (Arkansas Corp)), dated as of October 23, 2006, by and between the Company and FIS.

99.8	Unaudited Pro Forma Financial Information.

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